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                                                                    Exhibit 99.2

                                  CERTIFICATION

In connection with the quarterly report of CenterState Banks of Florida, Inc. ("Company") on Form 10-Q for the period ended March 31, 2003 as filed with the Securities and Exchange Commission ("Report"), the undersigned does hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (2) to the best of my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.



Date: May 8, 2003                             By:   /s/ JAMES J. ANTAL
                                                    -------------------
                                                    James J. Antal
                                                    Senior Vice President
                                                    and Chief Financial Officer